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                                                                    EXHIBIT 23.1


                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 3, 1997, included in Interiors, Inc.'s Form 10-KSB for the year ended June 30, 1997 and to all references to our Firm included in this registration statement on Form S-3 registering 3,868,930 shares of Class A Common Stock.



New York, New York                          ARTHUR ANDERSEN LLP
June 3, 1998